UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

                          Date of Report: July 1, 2005
                        (Date of earliest event reported)

                            Mexco Energy Corporation
             (Exact name of registrant as specified in its charter)

      TX                            0-6694                        84-0627918
(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                     Identification
 incorporation)                                                     Number)

     214 W. Texas Avenue, Suite 1101                       79701
(Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code: 432-682-1119

--------------------------------------------------------------------------------
Item 2.02. Results of Operations and Financial Condition

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release of Mexco Energy Corporation dated July 1, 2005

--------------------------------------------------------------------------------

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2005                             MEXCO ENERGY CORPORATION COMPANY
                                                By: /s/ Nicholas C. Taylor
                                                    ----------------------
                                                    Nicholas C. Taylor
                                                    CEO